Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Benson Hill, Inc., et al., Debtors.[1]	Chapter 11 Case No. 25-10539 (TMH) (Jointly Administered) Objection Deadline: September 16, 2025, at 4:00 p.m. (ET) Hearing Date: September 23, 2025, at 2:00 p.m. (ET)

NOTICE OF MOTION

TO:	(I) THE OFFICE OF THE UNITED STATES TRUSTEE FOR THE DISTRICT OF DELAWARE; (II) THE OFFICE OF THE UNITED STATES ATTORNEY FOR THE DISTRICT OF DELAWARE; (III) THE INTERNAL REVENUE SERVICE; (IV) COUNSEL TO THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS; (V) THE SECURITIES AND EXCHANGE COMMISSION, (VI) ALL PARTIES WHO HAVE FILED A NOTICE OF APPEARANCE AND REQUEST FOR SERVICE OF PAPERS PURSUANT TO BANKRUPTCY RULE 2002; (VII) ALL CREDITORS OF THE DEBTORS; AND (VIII) ALL EQUITY HOLDERS OF THE DEBTORS.

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) have filed the attached Debtors’ Motion for Entry of an Order Converting the Chapter 11 Cases to Cases Under Chapter 7 of the Bankruptcy Code and Granting Related Relief (the “Motion”).

PLEASE TAKE FURTHER NOTICE that any objections to the Motion must be filed on or before September 16, 2025, at 4:00 p.m. (ET) (the “Objection Deadline”) with the United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801. At the same time, you must serve a copy of the objection upon the undersigned counsel to the Debtors on or before the Objection Deadline.

PLEASE TAKE FURTHER NOTICE THAT A HEARING TO CONSIDER THE MOTION IS SCHEDULED TO BE HELD ON SEPTEMBER 23, 2025, at 2:00 P.m. (ET) BEFORE THE HONORABLE THOMAS M. HORAN AT THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE, 824 NORTH MARKET STREET, 5TH FLOOR, COURTROOM 5, WILMINGTON, DELAWARE 19801.

1        The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Benson Hill Fresh, LLC (0614); Benson Hill Holdings, Inc. (3749); Benson Hill, Inc. (4823); Benson Hill Seeds Holding, Inc. (0288); Benson Hill Seeds, Inc. (4599); BHB Holdings, LLC (5101); Benson Hill ND OldCo, Inc. (0722); DDB Holdings, Inc. (6117); and J&J Southern Farms, Inc. (0735). The mailing address for each of the Debtors is 1200 Research Blvd, St. Louis, Missouri 63132.

PLEASE TAKE FURTHER NOTICE THAT, IF YOU FAIL TO RESPOND IN ACCORDANCE WITH THIS NOTICE, THEN THE COURT MAY GRANT THE RELIEF REQUESTED IN THE MOTION WITHOUT FURTHER NOTICE OR A HEARING.

PLEASE TAKE FURTHER NOTICE THAT copies of the Motion and all other filings in the above-captioned chapter 11 cases (the “Chapter 11 Cases”) may be obtained by parties in interest free of charge on the dedicated webpage maintained for the Chapter 11 Cases by the claims and noticing agent in the cases, https://cases.stretto.com/bensonhill/. Copies of such documents are also available for inspection during regular business hours at the Clerk of the Bankruptcy Court, 824 N. Market Street, Wilmington, Delaware 19801, and may be viewed for a fee at the Bankruptcy Court’s website, http://www.deb.uscourts.gov/, by following the directions for accessing the ECF system on such website.

Dated: September 2, 2025

FAEGRE DRINKER BIDDLE & REATH LLP

/s/ Ian J. Bambrick

Ian J. Bambrick (No. 5455)

Patrick A. Jackson (No. 4976)

Sarah E. Silveira (No. 6580)

222 Delaware Ave., Suite 1410

Wilmington, DE 19801

Tel: (302) 467-4200

Fax: (302) 467-4201

ian.bambrick@faegredrinker.com

patrick.jackson@faegredrinker.com

sarah.silveira@faegredrinker.com

Michael P. Pompeo (pro hac vice)
1177 Avenue of the Americas, 41st Floor
New York, NY 10036
Tel: (212) 248-3140
Fax: (212 248-3141
michael.pompeo@faegredrinker.com

Michael T. Gustafson (pro hac vice)

320 South Canal Street, Suite 3300

Chicago, IL 60606

Tel: (312) 569-1000

Fax: (312) 569-3000

mike.gustafson@faegredrinker.com

Counsel to the Debtors and Debtors in Possession

2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Benson Hill, Inc., et al., Debtors.[1]	Chapter 11 Case No. 25-10539 (TMH) (Jointly Administered) Objection Deadline: September 16, 2025, at 4:00 p.m. (ET) Hearing Date: September 23, 2025, at 2:00 p.m. (ET)

DEBTORS’ MOTION FOR ENTRY OF AN ORDER CONVERTING
THE DEBTORS’ CHAPTER 11 CASES TO CASES UNDER CHAPTER 7
OF THE BANKRUPTCY CODE AND GRANTING RELATED RELIEF

Benson Hill, Inc. and its affiliates (collectively, the “Debtors”), the debtors and debtors in possession in the above-captioned chapter 11 cases (the “Chapter 11 Cases”), hereby file this motion (this “Motion”) for the entry of an order, substantially in the form attached hereto as Exhibit A (the “Proposed Order”), (i) converting the Chapter 11 Cases to cases under chapter 7 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”); (ii) establishing procedures governing conversion, including with respect to the payment of compensation to professionals retained in the Chapter 11 Cases; and (iii) granting related relief. In support of this Motion, the Debtors respectfully state as follows:

JURISDICTION AND VENUE

1.            The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 1334 and 157, and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated as of February 29, 2012 (the “Standing Order”). This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2), and the Court may enter a final order consistent with Article III of the United States Constitution.2 Venue is proper in the Court pursuant to 28 U.S.C. §§ 1408 and 1409.

1        The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Benson Hill Fresh, LLC (0614); Benson Hill Holdings, Inc. (3749); Benson Hill, Inc. (4823); Benson Hill Seeds Holding, Inc. (0288); Benson Hill Seeds, Inc. (4599); BHB Holdings, LLC (5101); Benson Hill ND OldCo, Inc. (0722); DDB Holdings, Inc. (6117); and J&J Southern Farms, Inc. (0735). The mailing address for each of the Debtors is 1200 Research Blvd, St. Louis, Missouri 63132.

2        Pursuant to Rule 9013-1(f) of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”), the Debtors consent to the Court’s entry of a final judgment or order with respect to this Motion if it is determined that the Court, absent consent of the parties, cannot enter a final order consistent with Article III of the United States Constitution.

2.            The statutory and legal predicates for the relief sought herein are sections 105(a), 331, and 1112 of the Bankruptcy Code; Rules 1017, 1019, 2016, and 9013 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”); and Local Rule 2002(e).

BACKGROUND

A.            The Chapter 11 Cases

3.            On March 20, 2025 (the “Petition Date”), the Debtors each filed with the Court a voluntary petition for relief under chapter 11 of the Bankruptcy Code. The Debtors are authorized to operate their businesses and manage their properties as debtors and debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No request has been made for the appointment of a trustee or an examiner. The Chapter 11 Cases are being jointly administered for procedural purposes only pursuant to Bankruptcy Rule 1015(b) [D.I. 34].

4.            On April 2, 2025, the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) appointed an official committee of unsecured creditors (the “Committee”) [D.I. 81].

5.            As set forth in the Declaration of Daniel Cosgrove in Support of Debtors’ Chapter 11 Petitions and First Day Motions and Applications [D.I. 16] (the “First Day Declaration”), the Debtors were an agricultural technology company that focused on innovation in soy protein and sought to deliver food and feed that was more functional and nutritious, while maximizing production efficiency and sustainability. Additional information regarding the Debtors’ businesses, capital structure, and the circumstances leading to the filing of the Chapter 11 Cases is set forth in the First Day Declaration.

B.            DIP Financing

6.            On March 20, 2025, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364, 503 and 507 (I) Authorizing the Debtors to Obtain Senior Secured Superpriority Postpetition Financing; (II) Granting Liens and Superpriority Administrative Expense Claims; (III) Scheduling a Final Hearing and (IV) Granting Related Relief [D.I. 15] (the “DIP Financing Motion”).

7.            On April 23, 2025, the Court entered that certain Final Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364, 503 and 507 (I) Authorizing the Debtors to Obtain Senior Secured Superpriority Postpetition Financing; (II) Granting Liens and Superpriority Administrative Expense Claims; and (III) Granting Related Relief [D.I. 192] (the “Final DIP Order”) approving the relief requested in the DIP Financing Motion on a final basis.3

8.            The Final DIP Order provides that “[p]rior to or in accordance with the entry of any order dismissing the Chapter 11 Cases or converting the Chapter 11 Cases to a chapter 7 case, each Professional that incurs fees shall have an opportunity to seek allowance of all such Professional fees incurred by such Professionals at a final fee application hearing prior to the effective date of any such dismissal or conversion.” Id. at § 2.3 (e) (emphasis added).

3        Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Final DIP Order and/or the Bidding Procedures Order (as defined herein), as applicable.

C.            The Sale Process

9.            On March 28, 2025, the Debtors filed a motion [D.I. 73] seeking entry of an order (the “Bidding Procedures Order”) that, among other things, established certain key dates and deadlines in connection with the sale of substantially all of the Debtors’ assets, approved procedures to designate one or more stalking horse bidders, and approved appropriate bid protections.

10.            On April 23, 2025, the Court entered the Bidding Procedures Order [D.I. 194]. On May 5, 2025, pursuant to the Bidding Procedures Order, and the Bidding Procedures approved therein, the Debtors obtained approval for the designation of the Stalking Horse Bidders and the Stalking Horse Bid [D.I. 252]. On May 14, 2025, the Debtors filed a notice [D.I. 325] that the Debtors did not receive any bids other than the Stalking Horse Bid and that the Debtors had, therefore, cancelled the Auction and designated the Stalking Horse Bidders as the Winning Bidders for the sale (the “Sale”) of substantially all of the assets of those Debtors designated as sellers pursuant to that certain Asset Purchase Agreement (the “APA”) with the Stalking Horse Bidders.

11.            Pursuant to section 9.4(b) of the APA, the Stalking Horse Bidders designated Confluence Genetics, LLC (the “Buyer”) as their designee.

12.            On May 22, 2025, the Court entered the Order (I) Approving the Sale of Substantially All Assets of the Sellers Free and Clear of Liens, Encumbrances, Claims and Interests, (II) Approving the Assumption and Assignment of Designated Executory Contracts and Unexpired Leases, and (III) Granting Related Relief [D.I. 367] (the “Sale Order”) approving the Sale to Buyer.

13.            On May 23, 2025, the Sale closed (the “Closing”). As of the Closing, the Debtors no longer have an operating business.

14.            The APA and Sale Order contemplate the orderly wind-down of the Debtors’ estates and provide for a Wind-Down Amount funded to the Wind-Down Account by the Buyer in the amount of $1,000,000.4

D.            The Claims Process

15.            On May 5, 2025, the Debtors filed their Schedules of Assets and Liabilities and Statements of Financial Affairs (the “Schedules”) [D.I. 254-283].5

16.            Among other claims, the Schedules identified employee claims related to unpaid severance and the Debtors’ annual incentive plan (the “Employee Claims”) in the aggregate amount of $4.3 million, with approximately $1 million designated as priority unsecured claims (the “Priority Employee Claims”). The Priority Employee Claims comprise severance amounts and amounts that were earned by employees under the Debtors’ annual incentive plan for the 2024 calendar year (the “2024 Annual Incentive Plan”),6 each of which were accrued but unpaid prior to the Petition Date. Following inquiries from the Committee, the Debtors, in consultation with their advisors, conducted further analysis of the extent and validity the Priority Emloyee Claims and ultimately concluded that they were overstated. As a result on June 9, 2025, the Debtors filed an amended schedule E/F of Debtor Benson Hill, Inc. [D.I. 389] (“Amended Schedule E/F”), which revised the classifications of the Employee Claims and reduced the aggregate amount of the Priority Employee Claims to approximately $500,000.

17.            During the process of preparing Amended Schedule E/F, the Committee requested and received supporting information from the Debtors and requested that the Debtors mark the Priority Employee Claims as disputed. Given the Board’s (i) approval of the 2024 Annual Incentive Plan (and the specific metrics thereunder) in June of 2024 and (ii) subsequent consideration and ultimate approval of the employee incentive payments at 70% in light of the metrics achieved under the 2024 Annual Incentive Plan—each of which excluded any insider approval and was an exercise of the Board’s business judgment—the Debtors do not believe there is a good faith basis to designate the Priority Employee Claims as disputed and have declined to mark them as such in Amended Schedule E/F.

4        The APA defined the “Wind-Down Amount” as “the amount equal to $750,000; plus any savings on contested motions, as has been agreed upon by the DIP Lenders (as the term ‘DIP Lenders’ is defined in the Final DIP Order) and the Committee; provided that in no event shall the Wind-Down Amount exceed $1,000,000.” Given the $1,000,000 reduction to the Completion Fee ordered by the Court in connection with the retention of Piper Sandler & Co. as investment banker to the Debtors [D.I. 251], the Wind-Down Amount was increased from $750,000 to the maximum allowed amount of $1,000,000.

5        The Debtors filed certain of the Schedules containing home addresses of individual creditors or other parties-in-interest under seal (the “Sealed Schedules”) in accordance with the Order (I) Authorizing the Debtors to Redact Certain Personally Identifiable Information for Individual Creditors, (II) Modifying the Requirement to File a List of Equity Security Holders of Benson Hill, Inc. and Modifying Notice Thereto, and (III) Granting Related Relief [D.I. 35] (the “Notice Procedures Order”). The Debtors filed a redacted version of the Sealed Schedules on May 5, 2025.

6        As set forth in the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Pay Prepetition Employee Obligations and (B) Maintain and Continue Employee Benefit Programs and Pay Administrative Obligations Related Thereto; (II) Modifying the Automatic Stay with Respect to the Workers’ Compensation Program; (III) Authorizing Banks to Honor and Process Checks and Electronic Transfer Requests Related Thereto; and (IV) Granting Related Relief [D.I. 9] (the “Wages Motion”), as of the Petition Date, the Debtors had accrued approximately $2.3 million under the 2024 Annual Incentive Plan. Wages Motion ¶ 19. The 2024 Annual Incentive Plan was established by the compensation committee of the Board and ultimately approved by the full Board on June 13, 2024. On March 11, 2025, the Board considered the metrics and goals under the 2024 Annual Incentive Plan (with the lone insider on the Board abstaining from the decision-making process) and determined that 70% of the target metrics were achieved during the 2024 calendar year. Given this, the Board approved employee incentive payments under the 2024 Annual Incentive Plan at 70% of the target amounts. Because the Debtors did not have funds available under the proposed DIP Budget to satisfy the outstanding employee incentive payments under the 2024 Annual Incentive Plan, the Debtors did not seek relief to pay the amounts owed under it in the Wages Motion. Instead, the Wages Motion only sought to pay “approximately $68,000 in the aggregate on account of prepetition Employee Wages and Benefits” while reserving the right to seek approval to pay amounts accrued under the 2024 Annual Incentive Plan at a later time. Id. at ¶¶ 10 & 19.

18.            On June 3, 2025, the Court entered the Order (I) Establishing Deadlines for Filing Proofs of Claim and (II) Approving the Form and Manner of Notice Thereof [D.I. 384] (the “Bar Date Order”). Pursuant to the Bar Date Order, the Court established (i) June 30, 2025, at 5:00 p.m. (ET) as the Bar Date for filing proofs of claim in the Chapter 11 Cases, including Claims arising under section 503(b)(9) of the Bankruptcy Code, for all persons and entities other than governmental units, and (ii) September 16, 2025, at 5:00 p.m. (ET) as the Bar Date for governmental units to file proofs of claim in the Chapter 11 Cases.

19.            On July 24, 2025, the Debtors filed the Notice of Supplemental Deadline for Filing of Proofs of Claim [D.I. 481], establishing a supplemental Bar Date of August 14, 2025, at 5:00 p.m. (ET) for parties believed to have done business with Debtor Benson Hill ND OldCo, Inc. that potentially may not have received proper notice of the bar dates set by the Bar Date Order.

E.            Asset Recovery Efforts

20.            Following the Closing of the Sale, the Debtors sought to marshal all available assets and recovery sources of the estates and to better understand the appropriate path forward for the Chapter 11 Cases. At that time, the Debtors’ largest outstanding assets were their reversionary interests in two separate escrow funds. To that end, the Debtors filed (i) the Debtors’ Motion for Entry of an Order (I) Directing (A) the Estimation of the Claim of the Commissioner of the North Dakota Department of Agriculture, (B) the Release of Great American Insurance Company, Inc.’s Remaining Liability on Account of the Warehouse Bond, and (C) the Return of the Letter of Credit by Great American Insurance Company to First National Bank of Omaha, and (II) Granting Related Relief [D.I. 480] (the “Estimation Motion”) seeking estimation of claims against and recovery of amounts held as security for a warehouse bond in North Dakota related to the prior of operations of Debtor Benson Hill ND OldCo Inc. (the “Bond Funds”), and (ii) the Debtors’ Motion for Entry of an Order (I) Authorizing and Approving (A) the Settlement Agreement By and Between Debtor Benson Hill Holdings, Inc., and Deep South Vegetables, Inc., and (B) the Assignment Amendment By and Among Debtor Benson Hill Holdings, Inc., Debtor Benson Hill Fresh, LLC, J&J Produce, Inc., and IMG Fresh, LLC; and (II) Granting Related Relief [D.I. 514] (the “Settlement Motion”) seeking approval of a settlement agreement to resolve ongoing litigation and return certain related escrowed funds to the Debtors (the “Litigation Funds”, and together with the Bond Funds, the “Recovered Assets”).

21.            On August 20, 2025, and August 27, 2025, the Court entered orders [D.I. 523 & 545] (the “Recovery Orders”) granting the relief requested in the Estimation Motion and the Settlement Motion, respectively. The Debtors are in the process of effectuating the relief granted pursuant to the Recovery Orders and recovering the Recovered Assets.

F.            Case Disposition

22.            Since filing the Schedules and establishing the Bar Date, in addition to recovering the Recovered Assets, as described above, and evaluating other potential sources of recovery, the Debtors have been squarely focused on evaluating their options for the efficacious disposition of the Chapter 11 Cases. Although the Debtors have been successful in recovering significant assets, these amounts when coupled with the Wind-Down Amount are insufficient to pursue a plan of liquidation given the administrative costs of the Chapter 11 Cases through confirmation of a plan, and the size, priority and composition, of the claims against the Debtors’ estates.7 In short, with no ongoing business operations from and after Closing, and insufficient proceeds from the Sale, conversion of these Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code is in the best interests of the Debtors’ estates and creditors and is a sound exercise of the Debtors’ business judgment.

G.            Remaining Professional Fees

23.            Given the request for conversion of the Chapter 11 Cases, the Debtors are seeking to have the payment of all remaining fees of professionals whose retention in the Chapter 11 Cases has been approved by the Court under section 327 or 328 of the Bankruptcy Code (the “Professionals”) addressed in a timely manner to facilitate a seamless transition into chapter 7. For this reason, as of the filing of this Motion, each of the Professionals has submitted or, it is the Debtors understanding, is in the process of submitting a final fee application (collectively, the “Final Fee Applications”) in accordance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and the Court’s interim compensation order [D.I. 217] for fees and expenses incurred, and to be incurred, through the Conversion Effective Date (as defined below). The hearing on the Final Fee Applications has been scheduled for the same date and time as the hearing on the relief requested herein. Accordingly, pursuant to the Proposed Order and the Conversion Procedures set forth below, and in accordance with § 2.3(e) of the Final DIP Order, the Debtors intend to pay all amounts approved by this Court on account of the Final Fee Applications prior to the Conversion Effective Date, provided there is sufficient cash available in the estates.

7        Based on the most recent projections as of the date of filing this Motion, the Debtors currently estimate that the funds remaining in the Debtors’ estates as of the Conversion Effective Date will be in the range of $385,000 to $455,000.

RELIEF REQUESTED

24.            By this Motion, the Debtors seek entry of the Proposed Order converting the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code effective as of seven (7) calendar days from the date of the entry of the Proposed Order (the “Conversion Effective Date”).

25.            The Debtors also seek to establish the following procedures (the “Conversion Procedures”) for the conversion of the Debtors’ Chapter 11 Cases:

(a)            Professional Fees. Prior to the Conversion Effective Date, provided there is sufficient cash available to the Debtors’ estates, the Debtors shall pay all allowed and unpaid amounts of the Professionals sought and approved pursuant to the Final Fee Applications. For the avoidance of doubt, the Final Fee Applications cover the period from the Petition Date through the Conversion Effective Date and no second interim fee application will be required.

(b)            Discharge of Professionals. With no impact upon the obligation of the Debtors’ Professionals to fulfill the requirements of Bankruptcy Rule 1019, on the Conversion Effective Date, all professionals retained by the Debtors shall be discharged, with no further action required by the Debtors; provided, however, that Faegre Drinker Biddle & Reath LLP and MERU, LLC shall be authorized but not directed to assist the Debtors in effectuating a conversion of the Chapter 11 Cases to cases under chapter 7.

(c)            Dissolution of the Committee. On the Conversion Effective Date, the Committee shall be dissolved and all professionals retained by the Committee shall be immediately discharged.

(d)            Books and Records. As soon as possible after the Conversion Effective Date, the Debtors shall promptly turn over to the chapter 7 trustee the books and records of the Debtors in the Debtors’ possession, custody, and control, as required by Bankruptcy Rule 1019(d). For purposes hereof, the Debtors may provide copies (including electronic copies) of such books and records to the chapter 7 trustee, or instructions for locating and accessing such books and records and may retain copies of such books and records to the extent necessary to complete the reports required herein.

(e)            U.S. Trustee Fees. To the extent not paid prior to the Conversion Effective Date, any quarterly fees of the U.S. Trustee (the “U.S. Trustee Fees”) that remain outstanding as of the Conversion Effective Date shall be paid from the Debtors’ chapter 7 estates.

(f)            Schedule of Unpaid Debts. Within 14 days after the Conversion Effective Date, the Debtors shall file a schedule of unpaid debts incurred after commencement of the Chapter 11 Cases, including the name and address of each creditor, as required by Bankruptcy Rule 1019(e)(1)(A).

(g)            Final Report. Within 30 days after the Conversion Effective Date, the Debtors shall file and transmit to the chapter 7 trustee a final report and account in accordance with Bankruptcy Rule 1019(e)(1)(B).

(h)            Claims. Within 14 days after the Conversion Effective Date, and in accordance with Local Rule 2002-1(e)(x), Stretto, Inc. (“Stretto”) in its capacity as the Debtors’ Court-approved claims and noticing agent (the “Claims and Noticing Agent”), shall: (i) forward to the Clerk of the Court (the “Clerk”) an electronic version of all proofs of claim; (ii) upload the publicly available portions of the creditor matrix into CM/ECF; (iii) forward to the Clerk the sealed portions of the consolidated creditor matrix; and (iv) docket a combined claims register containing claims from all of the Chapter 11 Cases (the “Final Claims Register”). A case-specific Final Claims Register and creditor matrix shall be docketed in each jointly administered case containing the claims and creditor matrix of only that specific case.

BASIS FOR REQUESTED RELIEF

A.	Conversion of the Chapter 11 Cases to Cases Under Chapter 7 of the Bankruptcy Code Is Proper Under Section 1112(a) of the Bankruptcy Code.

26.            Section 1112(a) of the Bankruptcy Code provides that a debtor may convert a case to chapter 7 as a matter of right, unless (i) the debtor is not a debtor in possession; (ii) the case was originally commenced as an involuntary case under chapter 11; or (iii) the case was converted to a case under chapter 11 other than at the debtor’s request. 11 U.S.C. § 1112(a); see H.R. Rep. No. 95-595, 1st Sess. 405 (1977) (“Subdivision (a) gives the debtor an absolute right to convert a voluntarily commenced chapter 11 case in which the debtor remains in possession to a liquidation case.”); S. Rep. No 95-989, 95th Cong., 2d Sess. 117 (1978) (same); see also, e.g., Tex. Extrusion Corp. v. Lockheed Corp. (In re Tex. Extrusion Corp.), 844 F.2d 1142, 1161 (5th Cir. 1988) (noting that “a debtor has the absolute right to convert [its] Chapter 11 case to a Chapter 7 case”); In re Dieckhaus Stationers of King of Prussia, Inc., 73 B.R. 969, 971 (Bankr. E.D. Pa. 1987) (stating that section 1112(a) “gives a debtor in possession an absolute right to convert, unless the case is governed by one of the enumerated exceptions”); Abbott v. Blackwelder Furniture Co. (In re Blackwelder Furniture Co.), 33 B.R. 399, 401 (W.D.N.C. 1983) (“Congress provided the Chapter 11 debtor with the absolute right to accomplish voluntary conversion to a chapter 7 liquidation without Court approval.”).

27.            Because none of the exceptions of section 1112(a) is applicable in this case, the Bankruptcy Code authorizes the Debtors to convert the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code as a matter of right.

B.	Conversion of the Chapter 11 Cases to Cases Under Chapter 7 of the Bankruptcy Code Is Also Proper Under Section 1112(b) of the Bankruptcy Code.

28.            Section 1112(b) of the Bankruptcy Code provides that, “on request of a party in interest, and after notice and a hearing, the court shall convert a case under [chapter 11] to a case under chapter 7 or dismiss a case under [chapter 11], whichever is in the best interests of creditors and the estate, for cause . . . .” 11 U.S.C. § 1112(b)(1).

29.            “Cause” exists to convert the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code. Section 1112(b)(4) contains a non-exhaustive list of what constitutes “cause.” In re Am. Capital Equip., LLC, 688 F.3d 145, 161 (3d Cir. 2012). “Cause” includes the “substantial or continuing loss to or diminution of the estate and the absence of a reasonable likelihood of rehabilitation.” 11 U.S.C. § 1112(b)(4)(A). To satisfy this standard, a debtor must establish: (i) there has been a diminution of value of the estate and (ii) the debtor does not have a “reasonable likelihood of rehabilitation.” See, e.g., In re Citi-Toledo Partners, 170 B.R. 602, 606 (Bankr. N.D. Ohio 1994) (“Section 1112(b)(1) contemplates a ‘two-fold’ inquiry into whether there has been a ‘continuing diminution of the estate and absence of a reasonable likelihood of rehabilitation.’”) (citing In re Photo Promotion Assocs., Inc., 47 B.R. 454, 458 (Bankr. S.D.N.Y. 1985)); see also In re Wright Air Lines, Inc., 51 B.R. 96, 99 (Bankr. N.D. Ohio 1985) (stating that “[r]ehabilitation as used in 11 U.S.C. [§] 1112(b)(1) means ‘to put back in good condition; re-establish on a firm, sound basis’”) (citation omitted).

30.            The Debtors satisfy the two-fold inquiry. As set forth above, the Debtors have no remaining operations and no remaining assets other than the Wind Down Account and the Recovered Assets. The Debtors have considered their alternatives with respect to properly winding down the Chapter 11 Cases in the most efficient and expeditious manner. The Debtors have determined that, without access to significant additional resources, they do not have a viable path to confirming and effectuating a chapter 11 plan of liquidation that satisfies the conditions of section 1129 of the Bankruptcy Code. See, e.g., In re 1121 Pier Vill. LLC, 635 B.R. 127, 137 (Bankr. E.D. Pa. 2022) (finding that “cause” existed to convert where there was no reasonable prospect that the Debtors would confirm a chapter 11 plan within a reasonable time). Based on the analysis undertaken by the Debtors and their professionals, no such additional assets exist.

31.            At the same time, administrative claims, such as U.S. Trustee and professional fees, continue to accrue each day the Chapter 11 Cases remain open. Continued delay will only further exhaust the limited resources of the Debtors’ estates and increase the risk of unpaid administrative expense claims. Conversion of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code is, therefore, in the best interest of the Debtors’ estates. A chapter 7 trustee will be able to bring the Chapter 11 Cases to their conclusion more efficiently and effectively by administering any assets that remain in the Debtors’ estates.

32.            Due to the substantial and continuing loss to, or diminution of, the Debtors’ estates and the absence of a reasonable likelihood of rehabilitation, conversion of the Chapter 11 Cases to cases under chapter 7 for “cause” under section 1112(b)(2) of the Bankruptcy Code is warranted, necessary, and in the best interest of creditors and the estate.

C.	Payment of Final Professional Fees and Granting Conversion-Related Relief Is Appropriate.

33.            As part of the Proposed Order, the Debtors request that the Court grant certain related relief to provide for an efficient and prompt transition to chapter 7.

34.            First, the Debtors request that the Proposed Order provide that amounts approved by the Court pursuant to the Final Fee Applications be paid prior to the Conversion Effective Date. This Court has granted similar relief. See, e.g., In re HC Liquidating, Inc., Case No. 23-10259 (TMH) [D.I. 462] (directing the debtor to “pay all allowed and unpaid fees and expenses due to Estate Professionals” prior to the effective date of conversion of the chapter 11 cases to cases under chapter 7 of the Bankruptcy Code).

35.            Second, the Debtors request that, while the Debtors anticipate satisfying all U.S. Trustee Fees prior to the Conversion Effective Date, to the extent any U.S. Trustee Fees are not paid in full prior to the Conversion Effective Date, any such outstanding fees be paid from the Debtors’ chapter 7 estates.

D.	Approval of the Discharge of the Claims and Noticing Agent Is Warranted.

36.            Pursuant to Local Rule 2002-1(e)(xi), “[i]f there are more than 200 creditors, then upon conversion of a chapter 11 case to a chapter 7 case, [the claims agent must] (a) continue to serve all notices required to be served at the direction of the chapter 7 trustee or the Clerk’s Office or (b) submit a proposed order terminating the claims agent’s services.” Del. Bankr. L.R. 2002-1(e)(xi). The Debtors respectfully request that any order approving this Motion also provide for the termination of Stretto as Claims and Noticing Agent in the Chapter 11 Cases.

NOTICE

37.            The Debtors will provide copies of this Motion to: (i) the U.S. Trustee; (ii) the Office of the United States Attorney for the District of Delaware; (iii) the Internal Revenue Service; (iv) counsel to the Committee; (v) the Securities and Exchange Commission; and (vi) all parties who have filed a notice of appearance and request for service of papers pursuant to Bankruptcy Rule 2002 by email, where available, and otherwise via first class mail. In addition, pursuant to Bankruptcy Rule 2002(a)(4) and (d), the Debtors will provide notice of this Motion to all creditors of the Debtors via first class mail and all equity holders as prescribed by paragraph 6 of the Notice Procedures Order. In light of the nature of the relief requested herein, the Debtors submit that no other or further notice is necessary.

CONCLUSION

WHEREFORE, the Debtors respectfully request entry of the Proposed Order, granting the relief requested herein and such other and further relief as is just and proper.

Dated: September 2, 2025

FAEGRE DRINKER BIDDLE & REATH LLP
/s/ Ian J. Bambrick

Ian J. Bambrick (No. 5455)

Patrick A. Jackson (No. 4976)

Sarah E. Silveira (No. 6580)

222 Delaware Ave., Suite 1410

Wilmington, DE 19801

Tel: (302) 467-4200

Fax: (302) 467-4201

ian.bambrick@faegredrinker.com

patrick.jackson@faegredrinker.com

sarah.silveira@faegredrinker.com

Michael P. Pompeo (pro hac vice)
1177 Avenue of the Americas, 41st Floor
New York, NY 10036
Tel: (212) 248-3140
Fax: (212 248-3141
michael.pompeo@faegredrinker.com

Michael T. Gustafson (pro hac vice)

320 South Canal Street, Suite 3300

Chicago, IL 60606

Tel: (312) 569-1000

Fax: (312) 569-3000

mike.gustafson@faegredrinker.com

Counsel to the Debtors and Debtors in Possession

EXHIBIT A

Proposed Order

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Benson Hill, Inc., et al., Debtors.[1]	Chapter 11 Case No. 25-10539 (TMH) (Jointly Administered) Ref. Docket No.

ORDER CONVERTING THE DEBTORS’ CHAPTER 11 CASES TO CASES UNDER
CHAPTER 7 OF THE BANKRUPTCY CODE AND GRANTING RELATED RELIEF

Upon consideration of the motion (the “Motion”)2 of the above-captioned Debtors for the entry of an order (i) converting the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code; (ii) establishing procedures governing conversion, including with respect to the payment of compensation awarded to professionals retained in the Chapter 11 Cases; and (iii) granting related relief; and the Court having found that it has jurisdiction over this matter pursuant to 28 U.S.C. §§ 1334 and 157, and the Standing Order; and this Court having found that venue of the Chapter 11 Cases and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that this matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that notice of the Motion has been given as set forth in the Motion and that such notice is adequate and no other or further notice need be given; and the Court having heard the statements in support of the relief requested therein at a hearing, if any, before the Court; and the Court having found and determined that the relief requested in the Motion and provided for herein is in the best interest of the Debtors, their estates, their creditors, and all other parties-in-interest; and after due deliberation and sufficient cause appearing therefor,

1        The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Benson Hill Fresh, LLC (0614); Benson Hill Holdings, Inc. (3749); Benson Hill, Inc. (4823); Benson Hill Seeds Holding, Inc. (0288); Benson Hill Seeds, Inc. (4599); BHB Holdings, LLC (5101); Benson Hill ND OldCo, Inc. (0722); DDB Holdings, Inc. (6117); and J&J Southern Farms, Inc. (0735). The mailing address for each of the Debtors is 1200 Research Blvd, St. Louis, Missouri 63132.

2       Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.

IT IS HEREBY ORDERED THAT:

1.            The Motion is GRANTED as set forth herein.

2.            Effective as of seven (7) calendar days from the date of entry of this Order (the “Conversion Effective Date”), each of the Debtors’ Chapter 11 Cases shall be converted to a case under chapter 7 of the Bankruptcy Code pursuant to section 1112(a) and (b) of the Bankruptcy Code.

3.            The following Conversion Procedures are hereby approved:

(a)            Professional Fees. Prior to the Conversion Effective Date, provided there is sufficient cash available to the Debtors’ estates, the Debtors shall pay all allowed and unpaid amounts of the Professionals sought and approved pursuant to the Final Fee Applications. For the avoidance of doubt, the Final Fee Applications cover the period from the Petition Date through the Conversion Effective Date and no second interim fee application will be required.

(b)            Discharge of Professionals. With no impact upon the obligation of the Debtors’ Professionals to fulfill the requirements of Bankruptcy Rule 1019, on the Conversion Effective Date, all professionals retained by the Debtors shall be discharged, with no further action required by the Debtors; provided, however, that Faegre Drinker Biddle & Reath LLP and MERU, LLC shall be authorized but not directed to assist the Debtors in effectuating a conversion of the Chapter 11 Cases to cases under chapter 7.

(c)            Dissolution of the Committee. On the Conversion Effective Date, the Committee shall be dissolved and all professionals retained by the Committee shall be immediately discharged.

(d)            Books and Records. As soon as possible after the Conversion Effective Date, the Debtors shall promptly turn over to the chapter 7 trustee the books and records of the Debtors in the Debtors’ possession, custody, and control, as required by Bankruptcy Rule 1019(d). For purposes hereof, the Debtors may provide copies (including electronic copies) of such books and records to the chapter 7 trustee, or instructions for locating and accessing such books and records and may retain copies of such books and records to the extent necessary to complete the reports required herein.

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(e)            U.S. Trustee Fees. To the extent not paid prior to the Conversion Effective Date, any quarterly fees of the U.S. Trustee that remain outstanding as of the Conversion Effective Date shall be paid from the Debtors’ chapter 7 estates.

(f)            Schedule of Unpaid Debts. Within 14 days after the Conversion Effective Date, the Debtors shall file a schedule of unpaid debts incurred after commencement of the Chapter 11 Cases, including the name and address of each creditor, as required by Bankruptcy Rule 1019(e)(1)(A).

(g)      Final Report.      Within 30 days after the Conversion Effective Date, the Debtors shall file and transmit to the chapter 7 trustee a final report and account in accordance with Bankruptcy Rule 1019(e)(1)(B).

(h)            Claims. Within 14 days after the Conversion Effective Date, and in accordance with Local Rule 2002-1(e)(x), Stretto, Inc. (“Stretto”) in its capacity as the Debtors’ Court-approved claims and noticing agent (the “Claims and Noticing Agent”), shall: (i) forward to the Clerk of the Court (the “Clerk”) an electronic version of all proofs of claim; (ii) upload the publicly available portions of the creditor matrix into CM/ECF; (iii) forward to the Clerk the sealed portions of the consolidated creditor matrix; and (iv) docket a combined claims register containing claims from all of the Chapter 11 Cases (the “Final Claims Register”). A case-specific Final Claims Register and creditor matrix shall be docketed in each jointly administered case containing the claims and creditor matrix of only that specific case.

4.            Nothing in this Order or the conversion of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code shall affect or modify the terms of any order of this Court (or documents related thereto) entered during the Chapter 11 Cases, or the rights and remedies in connection with such orders and documents, which rights and remedies shall be preserved in their entirety.

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5.            The employment of Stretto in its capacity as the Claims and Noticing Agent in the Debtors’ Chapter 11 Cases is terminated effective as of the Conversion Effective Date. Stretto is released and discharged as the Claims and Noticing Agent in the Debtors’ Chapter 11 Cases and shall bear no further responsibility in these Chapter 11 Cases, except that Stretto shall comply with Local Rule 2002-1(e)(x).

6.            Upon the Conversion Effective Date, Stretto may destroy (i) all excess copies of notices, pleadings, customized envelopes, and other printed materials and (ii) all undeliverable and/or returned mail not previously destroyed.

7.            Effective as of the Conversion Effective Date, pending the qualification of a permanent trustee under section 702 of the Bankruptcy Code, any contested matters in the Chapter 11 Cases are stayed unless otherwise ordered by this Court.

8.            A representative of the Debtors and, if requested by the chapter 7 trustee, counsel to the Debtors in the Chapter 11 Cases, shall appear at the first meeting of creditors after conversion of the Debtors’ Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code pursuant to sections 341(a) and 343 of the Bankruptcy Code, and such representative shall be available to testify at such meeting.

9.            The Debtors are hereby authorized and empowered to take all reasonable actions necessary to implement the terms and requirements established in this Order in accordance with the Motion.

10.            This Court shall retain jurisdiction with respect to all matters arising from or related to the implementation of this Order.

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